U.S. Bancorp 1Q20 Earnings Conference Call April 15, 2020 Exhibit 99.2

Forward-looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date hereof. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. The COVID-19 pandemic is adversely affecting U.S. Bancorp, its customers, counterparties, employees, and third-party service providers, and the ultimate extent of the impacts on its business, financial position, results of operations, liquidity, and prospects is uncertain. Continued deterioration in general business and economic conditions or turbulence in domestic or global financial markets could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities, reduce the availability of funding to certain financial institutions, lead to a tightening of credit, and increase stock price volatility. In addition, changes to statutes, regulations, or regulatory policies or practices could affect U.S. Bancorp in substantial and unpredictable ways. U.S. Bancorp’s results could also be adversely affected by changes in interest rates; further increases in unemployment rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of its investment securities; legal and regulatory developments; litigation; increased competition from both banks and non-banks; changes in the level of tariffs and other trade policies of the United States and its global trading partners; changes in customer behavior and preferences; breaches in data security; failures to safeguard personal information; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputation risk. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2019, on file with the Securities and Exchange Commission, including the sections entitled “Risk Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. In addition, factors other than these risks also could adversely affect U.S. Bancorp’s results, and the reader should not consider these risks to be a complete set of all potential risks or uncertainties. Forward-looking statements speak only as of the date hereof, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance. The calculations of these measures are provided in the Appendix. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

1Q20 Highlights * Taxable-equivalent basis; see slide 27 for calculation ** Common equity tier 1 capital to risk-weighted assets, reflecting the full implementation of the current expected credit losses methodology was 8.6% as of 3/31/20.

Performance Ratios Efficiency Ratio** & Net Interest Margin*** * Excluding notable items; see slides 27 and 28 for calculations ** Non-GAAP; see slides 27 and 28 for calculations *** Net interest margin on a taxable-equivalent basis Return on Average Common Equity Return on Tangible Common Equity** Return on Average Assets

Digital Engagement Trends Three months ended Three months ended * Represents core Consumer Banking customers active in at least one channel in the previous 90 days Total Digital includes both online and mobile platforms

Average Loans +0.9% linked quarter +4.0% year-over-year On a linked quarter basis, average total loan growth was driven by growth in total commercial loans and residential mortgages. On a year-over-year basis, the increase was primarily due to higher residential mortgages, along with growth in total commercial loans. Also, credit card loans and total other retail loans increased. $ in billions

Average Deposits $ in billions +1.8% linked quarter +8.2% year-over-year Interest-bearing Deposits Average noninterest-bearing (NIB) deposits decreased on a linked quarter basis. On a year-over-year basis, average NIB deposits increased. Average total savings deposits (which include money market, interest checking and savings accounts) grew on both a linked quarter and year-over-year basis, primarily due to increases in Wealth Management and Investment Services, Corporate and Commercial Banking, and Consumer and Business Banking. Average time deposits, which are managed based on funding needs, relative pricing and liquidity characteristics, decreased on both a linked quarter and year-over-year basis.

Credit Quality $ in millions NCO Ratio +1 bps QoQ +1 bps YoY NPAs +14.1% QoQ -5.9% YoY

1Q201Q20 Restaurant0.5% 0.5% Airline 0.6% 0.6% Lodging 1.3% 1.5% Energy 2.4% 1.2% Automobiles 3.0% 2.5% Retail 4.3% 4.5% Credit Risk Management – Consistent Underwriting Exposures by Impacted Industries* Key Points Debt rating agencies: Moody’s and S&P * Excludes operating leases and unfunded discretionary Prime-based lender for retail portfolios Investment grade equivalent in commercial portfolios with limited leveraged lending Commercial Real Estate is relationship-based with consistent underwriting Portfolio 1Q20 Wtd Avg FICO/Bond rating equivalent 1Q20 Avg LTV Residential mortgage 766 69% Home equity 784 68% Auto loan 784 100% Auto lease 781 92% Credit card 775 N/A Commercial Baa3/BBB- N/A Commercial real estate Ba1/BB+ 60% The impact of COVID-19 has disrupted several industries globally During periods of stress, our disciplined credit culture remains strong, driven primarily by our consistent underwriting standards Commitments Total Loans

Earnings Summary

Net Interest Income Linked Quarter Net interest income increased, primarily driven by loan growth, the impact of reducing interest rates on deposits and funding mix, partially offset by lower yields on earning assets and one less day in the first quarter of 2020. The net interest margin decreased, primarily due to higher cash balances offsetting beneficial rate mix. Year-over-Year Net interest income decreased, principally driven by the impact of declining interest rates on the yield curve, partially offset by deposit and funding mix, loan growth, and one additional day in the first quarter of 2020. The net interest margin decreased, primarily due to the impact of declining interest rates on the yield curve, partially offset by deposit and funding mix. $ in millions Net interest income on a taxable-equivalent basis; see slide 27 for calculation +0.5% linked quarter -1.2% year-over-year

Noninterest Income $ in millions; Payments = credit and debit card, corporate payment products and merchant processing; Service charges = deposit service charges and treasury management; All other = commercial products, investment products fees, securities gains (losses) and other * Non-GAAP and excluding notable items; see slides 27 and 30 for calculations +3.7% linked quarter -2.0% excluding notable items* +10.2% year-over-year Linked Quarter Payment services revenue declined, driven by lower credit and debit card revenue, lower merchant processing services revenue due to seasonally lower sales volume and the worldwide impact of the COVID-19 virus on spend, and lower corporate payment products revenue. Mortgage banking revenue increased, due to higher production volume and related gain on sale margin, as well as a favorable change in the valuation of mortgage servicing rights, net of hedging activities. Commercial products revenue increased, due to higher corporate bond fees, partially offset by lower trading revenue and credit valuation losses. Year-over-Year Payment services revenue decreased, due to lower corporate payment products revenue and lower merchant processing services revenue driven by lower sales volume, particularly in March, due in part to the worldwide impact of the COVID-19 virus on spend. Trust and investment management fee revenue increase driven by business growth and favorable market conditions. Mortgage banking revenue growth reflects higher mortgage production and gain on sale margins, partially offset by changes in the valuation of mortgage servicing rights, net of hedging activities. Other noninterest income decreased, due to lower equity investment income and tax-advantaged investment syndication revenue, partially offset by gains on sale of certain businesses in the first quarter of 2020.

Payment Services Fee Revenue Select Revenue Exposure, FY2019 Contribution to U.S. Bank’s Net Revenues Merchant Acquiring Revenue Corporate Payment Systems Revenue Retail Payment Solutions Revenue Commercial revenue breakdown: Travel and Entertainment represents 21% of total CPS revenue

Noninterest Expense $ in millions PPS = postage, printing and supplies * Non-GAAP and excluding notable items; see slides 27 and 30 for calculations -2.5% linked quarter +3.6% excluding notable items* +7.4% year-over-year Linked Quarter Employee benefits expense increased, driven by seasonally higher payroll taxes. Compensation expense increased, primarily due to the first quarter impacts of merit and stock-based compensation. Other noninterest expense, excluding notable items, increased due to COVID-19-related expenses including merchant and airline exposure, partially offset by lower costs related to tax-advantaged projects. Year-over-Year Compensation expense increased, due to merit and variable compensation related to business production in mortgage banking and fixed income capital markets, along with one additional work day in the first quarter of 2020. Employee benefits expense increased, primarily due to higher pension costs and payroll taxes related to compensation increases. Technology and communications expense increased, primarily due to capital expenditures supporting business growth. Other noninterest expense increased, which reflected $100 million of expenses related to COVID-19 including increased liabilities driven by future delivery exposure related to merchant and airline processing, partially offset by lower costs related to tax-advantaged projects in the first quarter of 2020.

Capital Position * Non-GAAP; see slide 29 for calculations

Appendix

Average Loans vs. 1Q19 Average total loans increased by $11.5 billion, or 4.0% Average residential mortgage loans increased by $5.3 billion, or 8.1% Average commercial loans increased by $4.0 billion, or 3.9% Average credit card loans increased by $1.2 billion, or 5.5% Average retail loans increased by $0.4 billion, or 0.6% Average commercial real estate loans increased by $0.6 billion, or 1.5% vs. 4Q19 Average total loans increased by $2.8 billion, or 0.9% Average residential mortgage loans increased by $1.0 billion, or 1.4% Average commercial loans increased by $2.1 billion, or 2.0% Key Points Year-over-Year Growth 2.4% 3.8% 4.0% 3.9% 4.0% Commercial CRE Res Mtg Retail Credit Card Average Loans ($bn)

Average Deposits Key Points Average Deposits ($bn) vs. 1Q19 Average total deposits increased by $27.4 billion, or 8.2% Average low-cost deposits (NIB, interest checking, savings and money market) increased by $31.2 billion, or 10.8% vs. 4Q19 Average total deposits increased by $6.4 billion, or 1.8% Average low-cost deposits (NIB, interest checking, savings and money market) increased by $8.1 billion, or 2.6% Year-over-Year Growth 0.2% 3.1% 6.0% 6.6% 8.2% Time Money Market Checking and Savings Noninterest-bearing

Credit Quality – Commercial Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm1Q194Q191Q20 Average Loans$101,960$103,911 $105,987 30-89 Delinquencies0.58% 0.30%0.28% 90+ Delinquencies0.07%0.08%0.06% Nonperforming Loans0.26%0.20%0.24% Linked Quarter Growth 1.4% 1.2% 0.4% 0.2% 2.0% Linked quarter loan growth of 2.0% was driven by revolving line utilization Net charge-offs remained relatively stable on a linked quarter basis

Investor $20,710 Owner Occupied $8,813 A&D Const $256 Multi-family $3,641 Retail $277 Residential Construction $2,417 Office $828 Other $2,489 Resi Land $647 $mm1Q194Q191Q20 Average Loans$39,470 $39,722 $40,078 30-89 Delinquencies0.11% 0.09%0.20% 90+ Delinquencies0.01%0.01%0.00% Nonperforming Loans0.32%0.21%0.25% Performing TDRs*$139$160$166 Credit Quality – Commercial Real Estate Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points * TDR = troubled debt restructuring Linked Quarter Growth (1.7%)(0.3%) (1.0%) 1.9% 0.9% Average loans increased by 0.9% on a linked quarter basis Net charge-offs and nonperforming loans remain low

Credit Quality – Residential Mortgage Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm1Q194Q191Q20 Average Loans$65,582$69,909 $70,892 30-89 Delinquencies0.26%0.22%0.23% 90+ Delinquencies0.18%0.17%0.15% Nonperforming Loans0.43%0.34%0.34% * Excludes GNMA loans, whose repayments are insured by the FHA or guaranteed by the Department of VA ($1,619 million in 1Q20) Linked Quarter Growth 1.7% 1.9% 2.7% 1.9% 1.4% Originations continued to be high credit quality (weighted average FICO of 766, weighted average LTV of 69%) More than 94% of balances have been originated since the beginning of 2009; the origination quality metrics and performance to date have significantly outperformed prior vintages with similar seasoning

Credit Quality – Credit Card Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm1Q194Q191Q20 Average Loans$22,597$24,107 $23,836 30-89 Delinquencies1.31%1.30%1.29% 90+ Delinquencies1.29%1.23%1.29% Nonperforming Loans0.00%0.00%0.00% Linked Quarter Growth 0.9% 1.0% 3.7% 1.8% (1.1%) Year-over-year average loan growth of 5.5% was driven by origination of new accounts and portfolio acquisitions Weighted average FICO on new originations remained strong at 775 Year-over-year delinquency and charge-offs were stable

Credit Quality – Home Equity Average Loans ($mm) and Net Charge-offs Ratio Key Points Linked Quarter Growth (0.4%) (1.0%) (1.5%) (2.4%) (2.5%) Key Statistics Key Statistics $mm1Q194Q191Q20 Average Loans$15,993$15,221$14,838 30-89 Delinquencies0.54%0.51%0.53% 90+ Delinquencies0.37%0.32%0.30% Nonperforming Loans0.77%0.77%0.75% Loans: 11% Wtd Avg LTV*: 76% Wtd Avg FICO*: 752 Lines: 89% Wtd Avg LTV*: 71% Wtd Avg FICO*: 755 *LTV and FICO at origination High-quality originations (weighted average FICO on commitments of 784, weighted average CLTV of 68%) were originated primarily through the retail branch network to existing bank customers on their primary residences Net charge-offs remained relatively stable, near zero, on a linked quarter basis

Credit Quality – Retail Leasing Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm1Q194Q191Q20 Average Loans$8,586$8,486$8,474 30-89 Delinquencies0.42%0.53%0.52% 90+ Delinquencies0.03%0.05%0.04% Nonperforming Loans0.12%0.15%0.18% * Manheim Used Vehicle Value Index source: www.manheimconsulting.com, January 1995 = 100, quarter value = average monthly ending values Linked Quarter Growth 1.1% (0.5%) (1.2%) 0.5% (0.1%) Continued high-quality originations during 1Q20 (weighted average FICO of 781) Delinquencies remained at low levels Includes end of term losses on residual values as of 1/1/2020. Losses included in net charge-offs for 1Q20 were $15 million and losses included in noninterest income for 4Q19 were $18 million

Credit Quality – Other Retail Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm1Q194Q191Q20 Average Loans$31,922$33,509$33,552 30-89 Delinquencies0.78%0.81%0.79% 90+ Delinquencies0.14%0.13%0.14% Nonperforming Loans0.13%0.11%0.10% Linked Quarter Growth 1.1% 2.1% 2.7% 0.2% 0.1% Loan growth continues to be driven by auto and installment loans Net charge-offs, delinquencies and nonperforming loans were all relatively stable

Credit Quality – Auto Loans Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm1Q194Q191Q20 Average Loans$18,833$19,434$19,276 30-89 Delinquencies0.95%1.06%1.08% 90+ Delinquencies0.08%0.10%0.12% Nonperforming Loans0.15%0.15%0.15% Direct: 4% Wtd Avg FICO: 751 NCO: 0.49% Indirect: 96% Wtd Avg FICO: 778 NCO: 0.53% Auto loans are included in Other Retail category Linked Quarter Growth 1.8% 1.0% 2.1% 0.0% (0.8%) Loan growth continues to be driven by high quality originations in the indirect channel (weighted average FICO of 784) Delinquencies and nonperforming loans were relatively stable Net charge-off rate increased slightly quarter-over-quarter primarily due to the decision to pause repossession activity due to COVID-19

Non-GAAP Financial Measures (2), (3), (4), (5) – see slide 30 for corresponding notes

Non-GAAP Financial Measures (1), (5) – see slide 30 for corresponding notes

Non-GAAP Financial Measures * Preliminary data. Subject to change prior to filings with applicable regulatory agencies. (1), (6), (7) – see slide 30 for corresponding notes

Notes Includes goodwill related to certain investments in unconsolidated financial institutions per prescribed regulatory requirements. Based on a federal income tax rate of 21 percent for those assets and liabilities whose income or expense is not included for federal income tax purposes. Notable items related to noninterest income for the three months ended December 31, 2019 include: $140 million derivative liability charge related to previously sold Visa shares. Notable items related to noninterest expense for the three months ended December 31, 2019 include: $200 million of severance charges and asset impairments. Notable items for the three months ended December 31, 2019 include: $112 million (after-tax) derivative liability charge related to previously sold Visa shares and $160 million (after-tax) of severance charges and asset impairments. Includes the estimated increase in the allowance for credit losses related to the adoption of the current expected credit losses methodology net of deferred taxes. Includes the impact of the estimated increase in the allowance for credit losses related to the adoption of the current expected credit losses methodology.

U.S. Bancorp 1Q20 Earnings Conference Call April 15, 2020